UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

April 7, 2006

Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2985 Scott Street Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned Registrant previously reported the completed acquisition of Aircast Incorporated (“Aircast”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2006 (the “Initial 8-K”). This Amendment Number 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the acquisition of Aircast pursuant to Item 9.01(a) and (b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

Included herein as Exhibit 99.1 to this Form 8-K/A are the audited combined financial statements and other financial information for Aircast, Inc. and Aircast International Sales, LLC for the period from January 1, 2004 to December 7, 2004 and the year ended December 31, 2003.

Included herein as Exhibit 99.2 to this Form 8-K/A are the audited consolidated financial statements for Aircast Incorporated for the year ended December 31, 2005 and the period from October 22, 2004 (inception) to December 31, 2004.

(b)   Pro Forma Financial Information.

On April 7, 2006, dj Orthopedics, Inc. (the “Company”) completed the acquisition, under an agreement originally signed on February 27, 2006, of all the outstanding capital stock of Aircast. The Aircast acquisition will be accounted for using the purchase method of accounting whereby the total purchase price, including transaction expenses, will be allocated to tangible and intangible assets acquired based on estimated fair market values, with the remainder classified as goodwill. The estimated fair values included herein are based on preliminary estimates from a third-party valuation firm and may not be indicative of the final allocation of purchase price consideration.

On April 13, 2006, the Company disclosed the acquisition of Aircast in the Initial 8-K. The Company is required to provide pro forma combined financial statements reflecting the acquisition of Aircast and these pro forma combined financial statements are included herein as Exhibit 99.3 to this Form 8-K/A. The unaudited pro forma combined balance sheet as of December 31, 2005 and the unaudited pro forma combined statement of income for the year ended December 31, 2005 include the effect of the Aircast acquisition, as if the acquisition had occurred on December 31, 2005 for balance sheet purposes and January 1, 2005 for statement of income purposes.

The adjusted pro forma combined financial statement do not give effect to any efficiencies that may be obtained by combining the operations of dj Orthopedics, Inc. and Aircast. The pro forma combined balance sheet and statement of income are not necessarily indicative of the financial results that would have occurred if dj Orthopedics, Inc. and Aircast had been combined during this entire twelve month period nor are they intended to be indicative of the financial condition or results of operations to be attained from the combined company in the future.

The pro forma combined financial statements should be read in conjunction with the historical audited consolidated financial statements and notes thereto of dj Orthopedics contained in its 2005 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 16, 2006, and the historical audited financial statements and notes thereto of Aircast which are included as Exhibits 99.1 - 99.2 to this Form 8-K/A.

(d)   Exhibits.

Exhibit No.	Document
23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1

Historical audited combined financial statements and other financial information for Aircast, Inc. and Aircast International Sales, LLC for the period from January 1, 2004 to December 7, 2004 and the year ended December 31, 2003.

99.2	Historical audited consolidated financial statements for Aircast Incorporated for the year ended December 31, 2005 and the period from October 22, 2004 (inception) to December 31, 2004.

99.3	Pro forma combined financial statements with respect to the Aircast acquisition for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJ ORTHOPEDICS, INC.
(Registrant)

Date:	May 10, 2006	BY:	/s/ Donald M. Roberts
Donald M. Roberts
Senior Vice President, General Counsel and Secretary